NAME OF REGISTRANT:
TEMPLETON GLOBAL INCOME FUND
File No. 811-05459


EXHIBIT ITEM:  Copies of any material amendments to
 the registrant's charter or by-laws

Amendment Dated October 23, 2018 to the By-Laws of
Templeton Global Income Fund
Dated May 13, 2004




WHEREAS, Article VIII, Section 2 of the By-Laws
 provides that the By-Laws may be
amended by the Board of Trustees; and

WHEREAS, by resolution dated October 23, 2018,
 the Board authorized the By-Laws to be
amended as set forth below.

NOW, THEREFORE, the By-Laws are hereby amended as follows:

The first sentence of the second paragraph of
 Article II, Section 5 is replaced in its entirety as follows:
When any Shareholders'  meeting is adjourned to
 another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless after the adjournment, a new record date is fixed for the adjourned meeting, or unless the adjournment is for more than one hundred twenty (120) days after the date of the original meeting, in which case, notice shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 3 and 4 of this Article II.

Adopted and approved as of October 23, 2018 pursuant to authority delegated by the Board.




/s/ Lori A. Weber
Lori A. Weber
Vice President & Secretary